UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2005

                        Selective Insurance Group, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-8641               22-2168890
         ----------                    ------               ----------
(State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)             File Number)       Identification No.)

       40 Wantage Avenue, Branchville, New Jersey              07890
       ------------------------------------------            ----------
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code      (973) 948-3000

                                      n/a
                                      ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.    Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

            At a meeting held on December 13, 2005, the Board of Directors of Selective Insurance Group, Inc. (the Company) elected John C. Burville to the Board of Directors of the Company effective January 1, 2006 to serve until the 2006 annual meeting of stockholders of the Company. Mr. Burville will also serve as a member of the Salary and Employee Benefits Committee and the Finance Committee of the Board of Directors.

         Mr. Burville is currently an insurance consultant to the Bermuda government. He has more than 30 years experience in the insurance industry, having served as Chief Actuary and senior rating agency manager for ACE Limited and managing principal for Tillinghast. Mr. Burville attended Leicester University in the United Kingdom where he received a BSc, and a Ph.D. in mathematical logic.

         A copy of the Company's press release announcing Mr. Burville's election to the Company's Board of Directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

          99.1 Press Release of Selective Insurance Group, Inc. dated December 14, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SELECTIVE INSURANCE GROUP, INC.
                                       (Registrant)


Date:  December 14, 2005               By:  /s/  Michael H. Lanza
                                           ------------------------------------
                                           Name:  Michael H. Lanza, Esq.
                                           Title: Senior Vice President,
                                                  General Counsel and
                                                  Corporate Secretary

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                                 EXHIBIT INDEX


Exhibit No.                Description
----------                 -----------
99.1                       Press Release dated December 14, 2005.